UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013
AUXILIO, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-27507	88-0350448
(Commission File Number)	(I.R.S. Employer Identification No.)

26300 La Alameda, Suite 100
Mission Viejo, California 92691
(Address of principal executive offices)
(949) 614-0700
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This current report on Form 8-K/A updates information provided on a Form 8-K filed on May 17, 2013, relating to disclosures made under Item 5.07 associated with the Registrant’s Annual Meeting of Shareholders held on May 16, 2013 (the “Meeting”).

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

(d) As previously reported, at the Meeting, in a non-binding advisory vote, a majority of the votes cast voted in favor of three years as the frequency with which the Registrant should hold future non-binding advisory votes on the compensation of its named executive officers (“Say-On-Pay”).  The Registrant has considered the outcome of this advisory vote and has determined that a shareholder vote on Say-On-Pay will be included in its proxy materials every three years, until the next required vote on the frequency of shareholder vote on Say-On-Pay.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 3, 2013

AUXILIO, INC.

                                        By:  /s/ Paul T. Anthony
                                                Paul T. Anthony
                                                Chief Financial Officer